PPM FUNDS

SUPPLEMENT DATED JULY 8, 2019 TO
THE PROSPECTUS DATED APRIL 30, 2019

PPM Credit Fund PPM Strategic Income Fund (each, a “Fund,” and collectively, the “Funds”)	PKDIX PKSIX

This supplement provides new and additional information pertaining to the Funds that affects information contained in the Funds’ Prospectus and should be read in conjunction with the Prospectus.

Effective July 8, 2019, each of PPM Credit Fund and PPM Strategic Income Fund will no longer invest in certain securitized investments, including asset-backed and mortgage-backed securities, or loans as a part of their principal investment strategies. Accordingly, the following changes are made to the Prospectus:

In the section entitled “Fund Summaries” of the Prospectus for PPM Credit Fund, the first paragraph under “Principal Investment Strategies” is deleted and replaced in its entirety with the following:

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in credit-related instruments, which include, but are not limited to US Government and agency securities, foreign government and supranational debt securities, corporate bonds, preferred securities, and other securities or instruments that provide investment exposure to the credit of an issuer, obligor or counterparty, including through credit default swaps and other derivatives. The Fund will invest primarily in a diversified portfolio of investment grade corporate debt securities of US and foreign issuers.

In the section entitled “Fund Summaries” of the Prospectus for PPM Strategic Income Fund, the first paragraph under “Principal Investment Strategies” is deleted and replaced in its entirety with the following:

The Fund seeks to provide a high level of income primarily through investments in investment grade high yield bonds. The Fund seeks to achieve its objective by investing under normal circumstances primarily in a portfolio of debt securities which may include, but are not limited to, investments in (i) investment grade securities of issuers located in the US and non-US countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; (ii) below investment grade securities (sometimes referred to as “high yield” securities or “junk bonds”) of issuers located in the US and non-US countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; and (iii) debt securities issued by US and non-US governments (including emerging market governments), their agencies and instrumentalities. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative. The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

In the section entitled “Additional Information About the Funds” of the Prospectus for PPM Credit Fund, the second paragraph is deleted and replaced in its entirety with the following:

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in credit-related instruments, which include, but are not limited to US Government and agency securities, foreign government and supranational debt securities, corporate bonds, preferred securities and other securities or instruments that provide investment exposure to the credit of an issuer, obligor or counterparty, including through credit default swaps and other derivatives. The Fund will invest primarily in a diversified portfolio of investment grade corporate debt securities of US and foreign issuers.

In the section entitled “Additional Information About the Funds” of the Prospectus for PPM Credit Fund, the fifth paragraph is deleted in its entirety and the sixth paragraph is deleted and replaced in its entirety with the following:

The Fund may invest in debt securities issued by the US government and its agencies. The Fund may also invest in debt securities issued by foreign governments and issuers located in emerging markets.  The Fund may also invest in event-linked bonds.

In the section entitled “Additional Information About the Funds” of the Prospectus for PPM Strategic Income Fund, the second paragraph is deleted and replaced in its entirety with the following:

The Fund seeks to provide a high level of income primarily through investments in investment grade high yield bonds. The Fund seeks to achieve its objective by investing under normal circumstances primarily in a portfolio of debt securities which may include, but are not limited to, investments in (i) investment grade securities of issuers located in the US and non-US countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; (ii) below investment grade securities (sometimes referred to as “high yield” securities or “junk bonds”) of issuers located in the US and non-US countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; and (iii) debt securities issued by US and non-US governments (including emerging market governments), their agencies and instrumentalities. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative. The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

In addition, in the section entitled “Fund Summaries” for each of PPM Credit Fund and PPM Strategic Income Fund, the following risks are added as principal risks of each Fund:

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before PPM would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and/or Fund mergers or rebalances, a Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

In addition, in the section entitled “Table of Investments,” the table is edited where applicable to indicate that mortgage-backed securities, asset-backed securities, loans, corporate loans, sovereign entity loans, bank loans, mezzanine loans, senior loans and second lien loans are not deemed a meaningful component of either of PPM Credit Fund’s or PPM Strategic Income Fund’s investment strategy or process.

In addition, in the section entitled “Risks of Investing in the Funds,” the table is edited to indicate that redemption risk and temporary defensive positions and large cash positions risk are principal risks of each of PPM Credit Fund and PPM Strategic Income Fund.

This supplement is dated July 8, 2019.